November 12, 2014 Keith Cargill, President and CEO Peter Bartholow, Chief Operating Officer and CFO Bank of America Merrill Lynch Financial Services Conference Exhibit 99.1

Certain matters discussed in this presentation may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas
Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the
Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission.

Fort Worth
Dallas
San Antonio
Austin
Houston

TEXAS CAPITAL BANCSHARES, INC.

Overview & Strategy

Texas Capital Bancshares, Inc. is a business bank operating
principally in the five largest MSAs in Texas.
•
All five Texas markets highly ranked in US in terms of job and economic growth, now with major business relocations to Texas
•
Broad range of commercial businesses
•
Borrowers with borrowing needs of $2 to $15mm – Middle
market businesses, high net worth entrepreneurs
•
Organic growth model – no bank acquisitions
•
Growth in loans and deposits driven by recruiting, acclimating and retaining highly experienced bankers with established
relationships and industry expertise
•
Exceptional growth opportunities with small market share in
Texas markets and position in businesses outside of Texas
Growth Strategy
Strong Credit Culture
•
Critical focus credit quality and risk management
•
Business model predicted and demonstrated success of focus

Opening Remarks & Financial Highlights

Core
Earnings
Power
Strong
Balanced
Growth
Credit
Quality
•
Exceptional growth in traditional LHI balances despite highly competitive C&I market
•
Growth in mortgage finance loans (MFLs) as seasonality returns
•
Continued strong growth in deposits, improving low-cost funding composition
•
Average DDA growth exceptionally strong in Q3-2014
•
Asset sensitivity position continues to be very favorable
•
Growth in total loans produced strong growth in net revenue
•
Operating leverage improved with rate of growth in net revenue greater than NIE
•
Business model focused on organic growth demonstrates ability to produce high returns on invested capital
•
Growth driven by improvement in market share with increased capacity resulting from success in recruiting and product extension
•
Credit metrics remain strong
•
NCOs at 3 bps in Q3-2014 and 8 bps YTD
•
Further reduction in NPAs – now below pre-crisis levels
•
High allowance coverage ratios
•
Provision primarily related to growth in core LHI

Revenue & Expense

•
High returns maintained with effective
deployment of additional capital
•
Significant improvement in operating leverage
and Efficiency Ratio
•
Strong capacity for Net Revenue growth
•
Total loans spreads remained above 4.00%
•
Net Revenue increased 8% from Q2-2014
•
Reduction in NIM driven by MFL growth, liquidity
build and debt issuance in Q1
•
Reduced rate of growth in NIE
•
Effective utilization of professional resources and
reduction in legal expense
•
Linked quarter increase in incentive expense linked to
performance and change in stock price
•
Provision expense related to growth
represents net interest income contribution of
loan growth for 3+ months
Revenue & Expense Trends
Revenue & Expense Highlights
Operating Revenue  CAGR: 19%
Net Interest Income CAGR: 20%
Non-interest Income CAGR: 8%
Non-interest Expense CAGR: 15%
Net Income CAGR: 43%
* Annualized based on 9/30/14 data.
0
100,000
200,000
300,000
400,000
500,000
2009 2010 2011 2012 2013 YTD Q3-
2014*
Non-interest Income Net Interest Income Non-interest Expense

Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Q2-2014
Q3-2014

Texas Capital Bancshares, Inc.

Net Interest Income & Margin

•
Net interest income growth of 9% from
Q2-2014 and 16% from Q3-2013
•
Yields on traditional LHI stable with 6%
growth from Q2-2014
•
MFL growth benefits NII
•
Yield reduction based on profile of customers
•
Composition resulted in 5 bps reduction in NIM
•
Favorable deposit position
•
Core funding costs – deposits and
borrowed funds – down slightly to 16 bps
•
Deposit growth consistent with plan to
increase liquidity
•
Minor benefit to NII
•
Impact on NIM consistent with objectives
•
NIM reduction of 5 bps compared to Q2-2014
Net Interest Income & Margin Trends NIM Highlights
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
0.0
20.0
40.0
60.0
80.0
100.0
120.0
Net Interest income ($MM)
Net Interest Margin (%)
Earning Asset Yield (%)
Total Loan Spread (%)

Analysis of Net Interest Income & Expenses

NII ($MM) NIM (%)
$115.4 Q2 2014 3.87%
-
Increase in liquidity (.05)
(1.6) Mix shift with MFL growth (.05)
(1.5) Decrease in MF loan yields (.04)
.2 Increase in LHI loan yields .01
-
Increase in contribution from
free funds .02
1.4 Impact of increase in day count -
11.6
Impact of increase in earning
assets -
.2 Other .01
$125.7 Q3 2014 3.77%
Non interest expense ($MM)
Linked quarter
increases/
(decreases)
Q2 2014 $69.8
Salaries and employee benefits – related
to stock price changes 1.4
Salaries and employee benefits –
performance based incentives, LTI and
annual incentive pool 1.8
Legal & other professional – effective
use of professional services; legal
reduced and varies by quarter (2.3)
Salaries and employee benefits –
continued build out .6
All other .6
Q3 2014 $71.9

Performance Summary

(in thousands) Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013
Net interest income $  125,661 $  115,407 $  108,315 $  111,475 $  108,776
Non-interest income 10,396 10,533 10,356 11,184 10,431
Net revenue 136,057 125,940 118,671 122,659 119,207
Provision for credit losses 6,500 4,000 5,000 5,000 5,000
OREO valuation and write-down expense
- - -
466
-
Total provision  and OREO valuation 6,500 4,000 5,000 5,466 5,000
Non-interest expense 71,915 69,768 69,321 69,825 62,009
Income before income taxes 57,642 52,172 44,350 47,368 52,198
Income tax expense 20,810 18,754 16,089 17,012 18,724
Net income 36,832 33,418 28,261 30,356 33,474
Preferred stock dividends 2,438 2,437 2,438 2,438 2,437
Net income available to common shareholders $   34,394 $   30,981 $   25,823 $   27,918 $   31,037
Diluted EPS $         .78 $         .71 $         .60 $         .67 $         .74
Net interest margin 3.77% 3.87% 3.99% 4.21% 4.21%
ROA 1.07% 1.08% 1.01% 1.10% 1.25%
ROE 12.11% 11.38% 10.20% 11.94% 13.74%
Efficiency
(1)
52.9% 55.4% 58.4% 56.9% 52.0%
(1)  Excludes OREO valuation charge

2014 Outlook

Business Driver 2014 Outlook v. 2013 Results Changes Since 10/22/2014
Average  LHI
Low 20’s percent growth, pace
declining
-
Average LHI –
Mortgage Finance
Low 20s percent growth,
with some decrease in Q4-2014
Increased from low/mid teens
Average Deposits Upper 20’s percent growth Increased from low 20’s
Liquidity Assets
Growth with 5-8 bps  impact on NIM;
impact increasing with minimal
impact on net interest income
No change, depends on growth in
MFLs and deposits
Net Interest Income Low double-digit percent growth
-
Net Interest Margin
Small decrease from previous
outlook, now 3.75% to 3.85%
Decreased from 3.80% to 3.90% due
to growth in MFLs and liquidity
Net Charge-Offs
Less than 0.15%, and continued
strong credit quality
-
NIE
High single-digit to low double-digit
percent growth
-
Efficiency Ratio
Less than 55%, slight reduction from
2013
-

Loan & Deposit Growth

•
Broad-based growth in average traditional LHI – Growth of $439.0 million (5%) from Q2-2014 and $1.7 billion
(22%) from Q3-2013
•
Period-end balance $262.9 million higher than Q3-2014 average balance and 20% above Q3-2013 period-end balance.  Quarter-end balance is 30% above average for all of 2013
•
MF performance exceeded industry trends with increase in averages of 22% from Q2-2014
•
Average DDA increased 29% from Q2-2014 and 49% from Q3-2013
•
Total average deposits increased 16% from Q2-2014 and 32% from Q3-2013
Growth Highlights
Balance Trends
Total Loan Composition
($13.5 Billion at 9/30/14)
Demand Deposit CAGR: 42%
Total Deposit CAGR: 25%
Loans Held for Investment CAGR: 18%
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2009 2010 2011 2012 2013 2014
Demand Deposits Interest Bearing Deposits Loans HFI
Business
Assets
30%
Energy
6%
Highly Liquid
Assets
1%
Mortgage
Finance
28%
Other Assets
3%
Comml R/E
Mkt. Risk
17%
Residential
R/E Mkt.
Risk
8%
Owner
Occupied R/E
5%
Unsecured
2%

Asset Quality

•
Total credit cost of $6.5 million for Q3-2014, compared
to $4.0 million in Q2-2014 and $5.0 million in Q3-2013
•
NCOs $595,000, or 3 bps, in Q3-2014 compared to 11
bps in Q2-2014 and less than 1 bp in Q3-2013
•
No OREO valuation charge in Q3-2014,  Q2-2014 or Q3-
2013
•
Reduction in NPAs and OREO now less than $1 million
Asset Quality Highlights
Non-accrual loans Q3-2014
Commercial
$         25,006
Construction –
Real estate 12,717
Consumer
–
Equipment leases 10
Total non-accrual loans 37,733
Non-accrual loans as % of loans
excluding MF
.39%
Non-accrual loans as % of total
loans
.28%
OREO 617
Total Non-accruals + OREO
$         38,350
Non-accrual loans + OREO as %
of loans excluding MF + OREO
.40%
Reserve to non-accrual loans
2.6x
NCO / Average Traditional LHI
1.14%
0.58%
0.10%
0.07%
0.08%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2010 2011 2012 2013 2014

EPS Growth

2009^
2010
2011
2012 2013
YTD
9/30/2014
^Excludes $.15 effect of preferred TARP dividend during
2009. Reported EPS was $0.56.
EPS Growth
(5-yr CAGR of 40%)
$0.71
$1.00
$1.99
$3.01
$2.72
$2.09
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50

Closing Comments
•
Proven organic growth business model continues to produce in key lines of business with improvements in operating leverage
•
Solid core earnings power and strong asset growth expected to continue in
2014 and beyond
•
Continue to have critical focus on maintaining excellent credit quality
•
Continued success in building liquidity
•
Continue to be highly asset sensitive based on how we run our business; now better positioned to take advantage of increases in short-term rates
•
Successful track record of acquisition and retention of talent and customers

Q&A 14

Appendix 15

Average Balances, Yields & Rates - Quarterly

(in thousands) Q3 2014 Q2 2014 Q3 2013
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $      46,413 3.86% $      50,487 4.00% $        71,717 4.25%
Fed funds sold & liquidity investments 388,855 .25% 198,058 .22% 167,613 .19%
Loans held for investment, mortgage finance 3,452,782 3.13% 2,822,560 3.30% 2,362,118 3.79%
Loans held for investment 9,423,259 4.52% 8,984,230 4.51% 7,731,901 4.72%
Total loans, net of reserve 12,784,614 4.18% 11,716,685 4.25% 10,014,468 4.53%
Total earning assets 13,219,882 4.06% 11,965,230 4.19% 10,253,798 4.46%
Total assets $13,629,609 $12,362,168 $10,637,766
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  6,856,542 .27% $  6,326,034 .27% $  5,612,874 .26%
Other borrowings 309,868 .20% 666,405 .18% 539,767 .20%
Subordinated notes 286,000 5.88% 286,000 5.95% 111,000 6.54%
Long-term debt 113,406 2.19% 113,406 2.19% 113,406 2.23%
Total interest bearing liabilities 7,565,816 .50% 7,391,845 .51% 6,377,047 .40%
Demand deposits 4,669,772 3,629,941 3,124,602
Stockholders’ equity 1,276,603 1,241,787 1,046,477
Total liabilities and stockholders’ equity $13,629,609 .28% $12,362,168 .31% $10,637,766 .24%
Net interest margin 3.77% 3.87% 4.21%
Total deposits and borrowed funds $11,836,182 .16% $10,622,380 .17% $  9,277,243 .17%
Loan spread 4.02% 4.08% 4.36%

Average Balance Sheet - Quarterly

(in thousands) QTD Average
Q3/Q2%
Change
YOY %
Change Q3 2014 Q2 2014 Q3 2013
Total assets
$13,629,609 $12,362,168 $10,637,766 10% 28%
Loans held for investment
9,423,259 8,984,230 7,731,901 5% 22%
Loans held for investment, mortgage
finance 3,452,782 2,822,560 2,362,118 22% 46%
Total loans 12,876,041 11,806,790 10,094,019 9% 28%
Securities 46,413 50,487 71,717 (8)% (35)%
Demand deposits 4,669,772 3,629,941 3,124,602 29% 49%
Total deposits 11,526,314 9,955,975 8,737,476 16% 32%
Stockholders’ equity 1,276,603 1,241,787 1,046,477 3% 22%

Ending Balance Sheet - Quarterly

(in thousands) Period End
Q3/Q2%
Change
YOY %
Change Q3 2014 Q2 2014 Q3 2013
Total assets $14,266,214 $13,532,536 $10,797,448 5% 32%
Loans held for investment 9,686,134 9,152,715 8,051,328 6% 20%
Loans held for investment, mortgage
finance 3,774,467 3,700,253 2,262,085 2% 67%
Total loans 13,460,601 12,852,968 10,313,413 5% 31%
Securities 43,938 49,330 67,815 (11)% (35)%
Demand deposits 4,722,479 4,181,774 3,242,060 13% 46%
Total deposits 11,715,808 10,757,316 8,957,081 9% 31%
Stockholders’ equity 1,297,922 1,262,816 1,066,629 3% 22%